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                                                                    EXHIBIT 10.3

           THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                          [Revolving Credit Facility]

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT [Revolving Credit Facility] (this "Amendment") dated as of the 6th day of September, 2001, by and among PLAINS MARKETING, L.P. ("US Borrower"), ALL AMERICAN PIPELINE, L.P. and PLAINS ALL AMERICAN PIPELINE, L.P., as guarantors, FLEET NATIONAL BANK, as Administrative Agent, THE TORONTO-DOMINION BANK, as Canadian Agent, PMC (NOVA SCOTIA) COMPANY ("Term Borrower"), PLAINS MARKETING CANADA, L.P. ("Canadian Revolver Borrower"), and the Lenders party hereto.

                             W I T N E S S E T H:

     WHEREAS, US Borrower, All American, Plains MLP, Administrative Agent, Canadian Agent, Term Borrower, Canadian Revolver Borrower and Lenders entered into that certain Amended and Restated Credit Agreement [Revolving Credit Facility] dated as of May 4, 2001 (as amended, supplemented, or restated to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to US Borrower, Term Borrower and Canadian Revolver Borrower as therein provided; and

     WHEREAS, US Borrower, All American, Plains MLP, Administrative Agent, Canadian Agent, Term Borrower, Canadian Revolver Borrower and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to US Borrower, Term Borrower and Canadian Revolver Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (s)(s) 1.2.8

                  "Amendment" means this Third Amendment to Amended and Restated Credit Agreement [Revolving Credit Facility].

                  "Amendment Documents" means this Amendment.

                  "Credit Agreement" means the Original Agreement as amended hereby.

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                           ARTICLE II. -- Amendments

    (S) 2.1.   Definitions.

    (a) The table set forth in the definition of "Applicable Leverage Level" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:


      Applicable
    Leverage Level                   Leverage Ratio

        Level I           greater than or equal to 4.50 to 1.0

        Level II          greater than or equal to 4.25 to 1.0
                               but less than 4.50 to 1.0

        Level III         greater than or equal to 4.00 to 1.0
                               but less than 4.25 to 1.0

        Level IV          greater than or equal to 3.50 to 1.0
                               but less than 4.00 to 1.0

        Level V           greater than or equal to 3.00 to 1.0
                               but less than 3.50 to 1.0


        Level VI            greater than or equal to 2.25 to
                             1.0 but less than 3.00 to 1.0

        Level VII                less than 2.25 to 1.0


     (b) The following defined terms set forth in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

          "Base Rate Loan" means any US Base Rate Loan, Term Base Rate Loan, Term-B Base Rate Loan, or Canadian Revolver Prime Rate Loan.

          "Borrowing" means a borrowing of new Loans of a single Type pursuant to Section 2A.2 or 2B.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of LIBOR Loans, with the same Interest Period) pursuant to Section 2A.3, 2B.3, 2C.2, or 2D.2 or the acceptance or purchase by Canadian Revolver Lenders of Bankers' Acceptances issued by Canadian Revolver Borrower under Section 2B.8.

          "Commitment" means the sum of (a) the Canadian Revolver Commitment, plus (b) the US Commitment, plus (c) the outstanding principal balance of the Term Notes, plus (d) the outstanding principal balance of the Term-B Notes, in each case as of the time of determination.

          "Continue", "Continuation" and "Continued" shall refer to (i) the continuation pursuant to Section 2A.3, 2C.2, or 2D.2 hereof of a LIBOR Loan as a LIBOR Loan from one Interest Period to the next Interest Period and
     (ii) a rollover of a Banker's Acceptance at maturity.

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          "Continuation/Conversion Notice" means a written or telephonic request, or a written confirmation, made by a Borrower which meets the requirements of Section 2A.3, 2B.3, 2C.2, or 2D.2.

          "Convert, "Conversion" and "Convert" refers to (i) a conversion pursuant to Section 2A.3 of one Type of US Loan into another Type of US Loan, (ii) a conversion pursuant to Section 2B.3 of one Type of Canadian Revolver Advance into another Type of Canadian Revolver Advance, (iii) a conversion pursuant to Section 2C.2 of one Type of Term Loan into another Type of Term Loan, and (iv) a conversion pursuant to Section 2D.2 of one Type of Term-B Loan into another Type of Term-B Loan.

          "Default Rate" means, at the time in question, two percent (2%) per annum plus:

          (a) the US LIBOR Rate plus (i) the US LIBOR Rate Margin then in effect for each US LIBOR Loan (up to the end of the applicable Interest Period),
     (ii) the Term LIBOR Rate Margin then in effect for each Term LIBOR Loan (up to the end of the applicable Interest Period), or (iii) the Term-B LIBOR Rate Margin then in effect for each Term-B LIBOR Loan (up to the end of the applicable Interest Period),

          (b) the US Base Rate plus (i) the US Base Rate Margin then in effect for each US Base Rate Loan, (ii) the Term Base Rate Margin then in effect for each Term Base Rate Loan, or (iii) the Term-B Base Rate Margin then in effect for each Term-B Base Rate Loan, or

          (c) the Canadian Revolver Prime Rate plus the Canadian Revolver Prime Rate Margin for each Canadian Revolver Prime Rate Loan;

     provided, however, the Default Rate shall never exceed the Highest Lawful Rate.

          "Guarantors" means Plains MLP and all of its Subsidiaries, other than 3794865 Canada Ltd. (including All American but excluding US Borrower with respect to the US Commitment and the Term-B Loan, Term Borrower with respect to the Term Loan, and Canadian Revolver Borrower with respect to the Canadian Obligations) and any other Person who has guaranteed some or all of the Obligations and who has been accepted by Administrative Agent as a Guarantor or any Subsidiary of Plains MLP which now or hereafter executes and delivers a guaranty to Administrative Agent pursuant to Section 6.17.

          "Interest Period" means, with respect to each particular LIBOR Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, six or twelve months (if twelve months is available for each Lender) thereafter, as US Borrower, Term Borrower, or Canadian Revolver Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period



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     which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, no Interest Period may be selected for (i) a US Loan that would end after the US Maturity Date, (ii) a Term Loan that would end after the Term Loan Maturity Date, or
     (iii) a Term-B Loan that would end after the Term-B Loan Maturity Date.

          "Lender Commitment" means, with respect to a Lender, the sum of (a) the greater of (i) such Lender's Canadian Revolver Commitment, and (ii) such Lender's portion of the Canadian Facility Usage, plus (b) the greater of (i) such Lender's US Commitment and (ii) such Lender's US Facility Usage, plus (c) the outstanding principal balance of such Lender's Term Note, plus (d) the outstanding principal balance of such Lender's Term-B Note, in each case as of the time of determination.

          "Lenders" means, collectively, the US Lenders, the Term Lenders, the Term-B Lenders, and the Canadian Revolver Lenders.

          "Loans" means, collectively, the Term Loans, the Canadian Revolver Advances, the US Loans, and the Term-B Loans.

          "Notes" means, collectively, the Term Notes, the Term-B Notes, the Canadian Revolver Notes, and the US Notes.

          "Percentage Share" means:

               (a) with respect to US Loans and US Lenders, the percentage shown as each US Lender's "US Percentage Share" on the Lender Schedule,

               (b) with respect to Term Loans and Term Lenders, the percentage shown as each Term Lender's "Term Percentage Share" on the Lender Schedule,

               (c) with respect to Term-B Loans and Term-B Lenders, the percentage shown as each Term-B Lender's "Term-B Percentage Share" on the Lender Schedule, and

               (d) with respect to Canadian Revolver Advances and Canadian Revolver Lenders, the percentage shown as each Canadian Revolver Lender's "Canadian Revolver Percentage Share" on the Lender Schedule. "Permitted Investments" means:

          (a) Cash Equivalents,

          (b) Investments described in the Disclosure Schedule,

          (c) Investments by Plains MLP or any of its Subsidiaries in any Wholly Owned Subsidiary of Plains MLP which is a Borrower or a Guarantor,

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          (d) Investments in publicly traded units of master limited partnerships whose dividends are "qualifying income" as such term is defined in Section 7704 of the Code (provided, the amount of any such Investments under this clause (d) minus any amounts received on such Investments (excluding dividends thereon) shall not at any time exceed the Dollar Equivalent of $5,000,000), and

          (e) Permitted Acquisitions.

          "Type" means, with respect to any Loans, the characterization of such Loans as US Base Rate Loans, Term Base Rate Loans, Term-B Base Rate Loans, Canadian Revolver Prime Rate Loans, US LIBOR Loans, Term LIBOR Loans, Term-B LIBOR Loans or BAs.

          "US Base Rate Loan" means a US Loan which does not bear interest at a rate based upon the US LIBOR Rate.

          "US Commitment" means (a) prior to the date on which Term-B Lenders make the Term-B Loans, $500,000,000, and (b) on and after the date on which Term-B Lenders make the Term-B Loans, an amount equal to (i) $500,000,000, minus (ii) twenty-five percent (25%) of the original aggregate amount of such Term-B Loans. Each US Lender's US Commitment shall be the amount set forth on the Lender Schedule.

          "US LIBOR Rate" means, as applicable to any US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) as determined on the basis of offered rates for deposits in Dollars, for a period of time comparable to such Interest Period which appears on Telerate Page 3750 (or any successor page) as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate system on any applicable interest determination date, the US LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to such Interest Period on the Reuters Page "LIBOR" (or such other page as may replace the LIBOR Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the date that is two Business Days prior to the beginning of such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%). If both the Telerate and Reuters system are unavailable, then the US LIBOR Rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan as selected by Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to

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     such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the US LIBOR Rate pursuant to such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of any Lender, then for any period during which such Reserve Percentage shall apply, the US LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal, special, emergency and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D. Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the US LIBOR Rate is to be determined, or (b) any category of extensions of credit or other assets which include US LIBOR Loans, Term LIBOR Loans or Term-B LIBOR Loans. The US LIBOR Rate for any US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan shall change whenever the Reserve Percentage changes.

          "US Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the US Notes, including all US LC Obligations owing thereunder, the Term Notes, or the Term-B Notes, or under or pursuant to any guaranty of the obligations of US Borrower or Term Borrower under the Loan Documents, or under or pursuant to any Security Document which secures the payment and performance of such Liabilities. "US Obligation" means any part of the US Obligations.

     (c) The following definitions are hereby added to Section 1.1 of the Original Agreement in appropriate alphabetical order:

          "Term-B Base Rate Loan" means a Term-B Loan which does not bear interest at a rate based upon the US LIBOR Rate.

          "Term-B Base Rate Margin" means, on any day, the percent per annum set forth on the Pricing Grid as the "Term-B Base Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable Term-B Base Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and Term-B Lenders of changes in the Term-B Base Rate Margin.

          "Term-B Lenders" means each signatory hereto designated as a Term-B Lender, and the successors and each permitted assign of each such party as holder of a Term-B Note.

          "Term-B LIBOR Loan" means a Term-B Loan that bears interest at a rate based upon the US LIBOR Rate.

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          "Term-B LIBOR Rate Margin" means, on any day, the percent per annum set forth on the Pricing Grid as the "Term-B LIBOR Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable Term-B LIBOR Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and Term-B Lenders of changes in the Term-B LIBOR Rate Margin.

          "Term-B Loan" has the meaning given such term in Section 2D.1 hereof.

          "Term-B Loan Maturity Date" means September 21, 2007.

          "Term-B Notes" has the meaning given such term in Section 2D.1 hereof.

     (S) 2.2. Article IID. The Original Agreement is hereby amended by adding thereto the following Article IID:

                          ARTICLE IID - Term-B Loans

                  Section 2D.1. Term-B Loans. Subject to the terms and conditions hereof, each Term-B Lender agrees to make one (1) advance to US Borrower (herein called such Lender's "Term-B Loan") upon US Borrower's request on or before September 30, 2001, provided that (a) such Term-B Loan by each Term-B Lender does not exceed such Term-B Lender's Term-B Loan amount set forth on the Lender Schedule and (b) the aggregate amount of all Term-B Loans does not exceed $250,000,000. Portions of each Term-B Lender's Term-B Loan may from time to time be designated as a Term-B Base Rate Loan or Term-B LIBOR Loan as provided herein. The obligation of US Borrower to repay to each Term-B Lender the amount of the Term-B Loan made by such Term-B Lender to US Borrower, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Term-B Lender's "Term-B Note") made by US Borrower payable to the order of such Term-B Lender in the form of Exhibit A-4 with appropriate insertions. The amount of principal owing on any Term-B Lender's Term-B Note at any given time shall be the amount of such Term-B Lender's Term-B Loan minus all payments of principal theretofore received by such Term-B Lender on such Term-B Note. Interest on each Term-B Note shall accrue and be due and payable as provided herein and therein. Each Term-B Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Term-B Loan Maturity Date. No portion of any Term-B Loan which has been repaid may be reborrowed. US Borrower may have no more than three Borrowings of Term-B LIBOR Loans outstanding at any time. All payments of principal and interest on the Term-B Loans shall be made in Dollars. All Term-B Loans shall be advanced to US Borrower in Dollars.

                  Section 2D.2. Continuations and Conversions of Existing Term-B Loans. US Borrower may make the following elections with respect to outstanding Term-B Loans (1) to Convert, in whole or part, any Type of Term-B Loan to any other Type of Term-B Loan, provided that any such Conversion of any Term-B LIBOR Loan must be made on the last day of the Interest Period applicable thereto; and (2) to Continue, in whole or in part, Term-B LIBOR Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such

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     elections, US Borrower may combine existing Term-B Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Term-B Loans made pursuant to one Borrowing into separate new Borrowings, provided that US Borrower may have no more than three Borrowings of Term-B LIBOR Loans outstanding at any time. To make any such election, US Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Term-B Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

          (a) specify the existing Term-B Loans which are to be Continued or Converted;

          (b) specify (i) the aggregate amount of any Borrowing of Term-B Base Rate Loans into which such existing Term-B Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of Term-B LIBOR Loans into which such existing Term-B Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Term-B LIBOR Loans), and the length of the applicable Interest Period; and

          (c) be received by Administrative Agent not later than 11:00 a.m., Boston, Massachusetts time, on (i) the day on which any such Continuation or Conversion to Term-B Base Rate Loans is to occur, or (ii) the third Business Day preceding the day on which any such Continuation or Conversion to Term-B LIBOR Loans is to occur.

     Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C-4, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each Term-B Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on US Borrower. During the continuance of any Default, US Borrower may not make any election to Convert existing Term-B Loans into LIBOR Loans or Continue existing LIBOR Loans made under this Agreement as LIBOR Loans beyond the last day of the respective and corresponding Interest Period. If (due to the existence of a Default or for any other reason) US Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing LIBOR Loans at least three days prior to the end of the Interest Period applicable thereto, such LIBOR Loans (to the extent not prepaid at the end of such Interest Period) shall automatically be Converted into Term-B Base
     Rate Loans at the end of such Interest Period.   No new funds shall be
     repaid by US Borrower or advanced by any Term-B Lender in connection with any Continuation or Conversion of existing Term-B Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in terms of already outstanding Term-B Loans and the interest rate applicable thereto.

          Section 2D.3.   Repayments.

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          (a) Scheduled Repayments of Principal.  US Borrower shall repay the
     principal of the Term-B Loans as follows:   (i) a principal payment in an
     amount equal to one percent of the original principal amount of the Term-B Loans shall be due and payable on September 21 of each year, commencing September 21, 2002, and (ii) the outstanding principal balance shall be due on the Term-B Loan Maturity Date.

          (b) Interest Rates.  Each Term-B Loan shall bear interest as follows:
     (i) unless the Default Rate shall apply, (A) each Term-B Base Rate Loan shall bear interest on each day outstanding at the US Base Rate plus the Term-B Base Rate Margin in effect on such day, and (B) each Term-B LIBOR Loan shall bear interest on each day during the related Interest Period at the related US LIBOR Rate plus the Term-B LIBOR Rate Margin in effect on such day, and (ii) during a Default Rate Period, all Term-B Loans shall
     bear interest on each day outstanding at the applicable Default Rate.   If
     an Event of Default based upon Section 8.1(a), Section 8.1(b) or, with respect to US Borrower, based upon Section 8.1(i)(i), (i)(ii) or (i)(iii) exists and the Term-B Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable US Base Rate, the US LIBOR Rate, Term-B Base Rate Margin, or the Term-B LIBOR Rate Margin changes. In no event shall the interest rate on any Term-B Loan exceed the Highest Lawful Rate.

          (c) Optional Prepayments. US Borrower may, upon three Business Days' notice, as to Term-B LIBOR Loans, or one Business Day's notice, as to Term-B Base Rate Loans, to Administrative Agent (and Administrative Agent will promptly give notice to the other Term-B Lenders) from time to time and without premium or penalty prepay the Term-B Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Term-B Loans equals $5,000,000 or any higher integral multiple of $1,000,000. Each prepayment of principal of a Term-B LIBOR Loan under this subsection shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this subsection shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

          Section 2D.4.  Use of Proceeds.    US Borrower shall use all Term-B
     Loans to provide working capital for operations and for other general business purposes, including acquisitions and refinancing Obligations, but not to pay distributions to partners of Restricted Persons. In no event shall the funds from any Term-B Loan be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. US Borrower represents and warrants that it is not engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

     (S) 2.3. General Payment Procedures. Administrative Agent hereby agrees with each Lender that it shall distribute and apply money pursuant to Section 3.1(b) and (c) and Section 3.9 promptly.

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     (S) 2.4. Indebtedness. Clause (5) of Section 7.1(g) of the Original
Agreement is hereby amended in its entirety to read as follows:

     (5) upon the receipt of net proceeds from the original issuance of such Indebtedness, the US Commitment shall be reduced by an amount (the "Commitment Reduction Amount") equal to (A) forty percent (40%) of the face amount of such Indebtedness, if the aggregate face amount is less than $350,000,000, or (B) fifty percent (50%) of the face amount of such Indebtedness, if the aggregate face amount of such Indebtedness is equal to or greater than $350,000,000; provided, however, such Commitment Reduction Amount shall be reduced by an amount equal to twenty-five percent (25%) of the aggregate original principal amount of the Term-B Loans;

     (S) 2.5. Debt to Capital Ratio. Section 7.14 of the Original Agreement is hereby amended in its entirety to read as follows:

                  Section 7.14. Debt to Capital Ratio. The ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth will never be greater than:

                  (i)  prior to December 31, 2002, 0.70 to 1.0 at any time; and

                  (ii) from and after December 31, 2002, 0.65 to 1.0 at any time.

     (S) 2.6. Open Position. The reference to "$5,000,000" set forth in Section 7.15(a)(iii) of the Original Agreement is hereby amended to refer instead to "$12,500,000".

     (S) 2.7. Assignments and Pledges by Term Lenders and Term-B Lenders. The reference to "Affiliate" in the first sentence of Section 10.(c) is hereby amended to refer instead to "affiliate".

     The last sentence of Section 10.5(c)(i) of the Original Agreement is hereby amended in its entirety to read as follows:

     In the case of an assignment by a Term Lender or Term-B Lender of less than all of its respective Term Loan or Term-B Loan, after such assignment is made, the Term Loan Percentage Share of each of the assignee Term Lender and the assignor Term Lender shall equal or exceed 1% or the Term-B Loan Percentage Share of each of the assignee Term-B Lender and the assignee Term-B Lender shall equal or exceed 0.5% (provided that such minimum Term Loan Percentage Share or Term-B Loan Percentage Share shall not be required in connection with any assignment by any Lender to any fund that invests in loans and is managed by such Lender, any affiliate of such Lender, the same fund manager, or any affiliate of the same fund manager).

     The proviso set forth in the first sentence of Section 10.5(c)(ii) of the Original Agreement is hereby amended in its entirety to read as follows:

     provided, no such processing fee shall be payable in connection with any assignment of any Term Loan or Term-B Loan (or portion thereof) by a Lender to any fund that invests in loans and is managed by such Lender, any affiliate of such Lender, the same fund manager, or any affiliate of the same fund manager.

     Section 10.5(d) of the Original Agreement is hereby amended by adding a new sentence at the end thereof, to read as follows:

     In addition, any Term Lender or Term-B Lender may at any time, without consent of US Borrower, Term Borrower or Administrative Agent, pledge all or any portion of its Term Loan or Term-B Loan, as the case may be, to any trustee or holder (or other representative of such holder) (for purpose of this Section 10.5(d), each such trustee, holder or representative is referred to as a "pledgee") of obligations owed, or debt securities issued by, such Term Lender or Term-B Lender, as security for such obligations or debt securities; provided that (i) the agreement between such Lender and such pledgee at all times provides that such pledge does not give such pledgee any right to vote as a Lender or any other direct claims or rights against any Person other than such pledging Term Lender or Term-B Lender, as applicable, and imposes no obligations on the part of any of US Borrower, Term Borrower or Administrative Agent, (ii) no such pledge (or enforcement thereof) shall release any such pledging Term Lender or Term-B Lender from its obligations under any of the Loan Documents or permit or authorize any Person to become a Lender unless it has complied with Section 10.5(c), and (iii) all related costs, fees and expenses in connection with any such pledge shall be for the sole account of such pledging Term Lender or Term-B Lender.

     The reference to "subject to the following additional conditions:" set forth in the first sentence of Section 10.5(g) is amended to refer instead to "subject to the following additional conditions (x), (y) and (z), with respect to assignments pursuant to clause (i) above, and subject to the following additional conditions (y) and (z) with respect to assignments pursuant to clause
(ii) above:".

     (S) 2.8.  Exhibits and Schedules.

     (a) The Lender Schedule attached as Schedule 1 to the Original Agreement is hereby replaced in its entirety with Schedule 1 attached hereto.

     (b) The Pricing Grid attached as Schedule 5 to the Original Agreement is hereby replaced in its entirety with Schedule 5 attached hereto.

     (c) The Original Agreement is hereby amended by adding thereto the form of Term Note and form of Term-B Continuation/Conversion Notice attached as Exhibits A-4 and B-3 attached hereto.

     (S) 2.9. US Commitment Reduction. Upon the making of the Term-B Loans, the US Commitment shall be permanently reduced by an amount equal to twenty-five percent (25%) of the original aggregate amount of such Term-B Loans.

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Amendment Effective Date. This Amendment shall become effective as of the date first written above, when and only when

          (i) Administrative Agent shall have received, at Administrative Agent's office (A) a counterpart of this Amendment executed and delivered by US Borrower, Term Borrower, Canadian Revolver Borrower, Plains MLP, All American and Majority Lenders which are parties to the Original Agreement, and consented to by each Guarantor, (B) a contemporaneous amendment to the Marketing Credit Agreement, amending (I) certain restrictions on the incurrence of Indebtedness by Restricted Persons so as to permit the Term-B Loans, (II) certain financial covenants on the same terms and conditions set forth herein, and (III) various other provisions therein consistent with the amendments set forth herein, in form and substance acceptable to Administrative Agent, executed and delivered by such Persons so as to make such amendment effective;

          (ii) (A) In consideration hereof, US Borrower shall have paid to Administrative Agent for the account of each Lender, other than Term-B Lenders, executing and delivering this Amendment an amendment fee in immediately available funds equal to one-twentieth of one percent (0.05%) of each such Lender's Commitment; provided, with respect to any such Lender's US Commitment, such fee shall be based upon the US Commitment as reduced pursuant to Section 2.8 hereof, and (B) US Borrower shall have paid all other fees required to be paid to Administrative Agent or any Lender pursuant to any Loan Documents, including fees and expenses of Thompson & Knight LLP, counsel to Administrative Agent; and

          (iii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

               (A) Officer's Certificate. A certificate of a duly authorized officer of General Partner, to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof, and

               (B) Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.

     Section 3.2. Term-B Loans; Documents to be Delivered. No Term-B Lender shall have any obligation to make its Term-B Loan, unless Administrative Agent shall have received all of the following, at Administrative Agent's office in Boston, Massachusetts, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent:

          (a) This Amendment executed and delivered by Term-B Lenders.

          (b) Each Term-B Note.

          (c) Amendments to each Mortgage listed on the Security Schedule, and such other amendments to the Security Documents as Administrative Agent may request Restricted Persons to deliver relating thereto.

          (d) Certain certificates including:

               (i) An "Omnibus Certificate" of the secretary and of the president of General Partner, which shall contain the names and signatures of the officers of General Partner authorized to execute Loan Documents and which shall certify to the truth, correctness and
          completeness of the following exhibits attached thereto:   a copy of
          resolutions duly adopted by the Board of Directors of General Partner and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, a copy of the charter documents of each Restricted Person and all amendments thereto, certified by the appropriate official of such Restricted Person's jurisdiction of organization, and a copy of any bylaws or agreement of limited partnership of each Restricted Person;

               (ii) A certificate of the president and of the chief financial officer of the general partner of US Borrower and All American, regarding satisfaction of Section 4.2 of the Credit Agreement and a certificate of the chief financial officer of the general partner of General Partner reflecting pro forma compliance with each event specified in Sections 7.11 through 7.14, inclusive;

               (iii) A solvency certificate from each of US Borrower, Term Borrower, and Canadian Revolver Borrower and each Guarantor, with attached pro forma balance sheet for such Person giving effect to the Term-B Loans.

          (e) A certificate (or certificates) of the due formation, valid existence and good standing of each Restricted Person in its respective jurisdiction of organization, issued by the appropriate authorities of such jurisdiction, and certificates of each Restricted Person's good standing and due qualification to do business, issued by appropriate officials in any jurisdictions in which such Restricted Person owns property subject to Security Documents.

          (f)  Documents similar to those specified in subsections (d)(i) and
     (e) of this section with respect to each Guarantor.

          (g) A favorable opinion of Tim Moore, Esq., General Counsel for Restricted Persons, substantially in the form set forth in Exhibit E-1, Fulbright & Jaworski L.L.P., special Texas and New York counsel to Restricted Persons, substantially in the form set forth in Exhibit E-2, Bennett Jones LLP, special Canadian Counsel for Restricted Persons, substantially in the form set forth in Exhibit E-3, and local counsel for the state of California satisfactory to Administrative Agent.

          (h) Payment of all commitment, facility, agency and other fees required to be paid to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of Plains MLP and Borrowers. In order to induce Administrative Agent and Lenders to enter into this Amendment, Plains MLP and Borrowers represent and warrant to Administrative Agent and each Lender that:

          (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date.

          (b) Each Restricted Person is duly authorized to execute and deliver this Amendment and each other Amendment Document, to the extent a party thereto, and each Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery of this Amendment and each other Amendment Document, to the extent a party thereto, and to authorize the performance of their respective obligations hereunder.

          (c) The execution and delivery by each Restricted Person of this Amendment and each other Amendment Document, to the extent a party thereto, the performance by each Restricted Person of its respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of any Law or of the organizational documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any Lien upon any assets or properties of any Restricted Person, except in favor of Administrative Agent or Canadian Agent for the benefit of Lenders and other Permitted Liens. Except for those which have been duly obtained, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment or any other Amendment Document, or to consummate the transactions contemplated hereby and thereby.

          (d) When duly executed and delivered, each of this Amendment and each other Amendment Document, and each of the Loan Documents, as amended hereby and thereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents (including but not limited to each Guaranty), as they may be amended or affected by this Amendment or any other Amendment Document, are hereby ratified and confirmed in all respects by each Restricted Person to the extent a party thereto. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, Canadian Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2. Ratification of Security Documents. Restricted Persons, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations, including without limitation the Term-B Loans, arising under or in connection with the LC

Obligations or the Notes, including without limitation the Term-B Notes, are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document to which any Restricted Person is a party. Each Restricted Person hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the such Restricted Person described as Collateral in any Security Document and re-guarantees all Obligations under the Credit Agreement.

     (S) 5.3. Ratification of Intercreditor Agreement. Each Lender hereby acknowledges and confirms that all Obligations under the Credit Agreement, as amended hereby, and the "Obligations" under the Marketing Credit Agreement, as amended on the date hereof, shall be and shall remain subject to the terms and entitled to the benefits of the Intercreditor Agreement.

     (S) 5.4. Survival of Agreements. All representations, warranties, covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent, Canadian Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.5. Loan Documents. This Amendment and each other Amendment Document is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     (S) 5.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.7. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

US BORROWER:                  PLAINS MARKETING, L.P.

                              By:  Plains Marketing GP Inc., General Partner

                              By:   /s/ Phil Kramer
                                 --------------------------------------
                                    Phil Kramer, Exec. Vice President

GUARANTORS:                   ALL AMERICAN PIPELINE, L.P.

                              By:  Plains Marketing GP Inc., General Partner

                              By:/s/ Phil Kramer
                                 --------------------------------------
                                    Phil Kramer, Exec. Vice President


                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:  Plains AAP, L.P., General Partner

                              By:  Plains All American LLC, General Partner

                              By:   /s/ Phil Kramer
                                 --------------------------------------
                                    Phil Kramer, Exec. Vice President

CANADIAN REVOLVER
BORROWER:                     PLAINS MARKETING CANADA, L.P.,

                              By:  PMC (Nova Scotia) Company,
                                    General Partner

                              By:   /s/ Phil Kramer
                                 --------------------------------------
                                    Phil Kramer, Exec. Vice Pres.

TERM BORROWER:                PMC (NOVA SCOTIA) COMPANY

                              By:   /s/ Phil Kramer
                                 --------------------------------------
                                    Phil Kramer, Exec. Vice Pres.

LENDER PARTIES:               FLEET NATIONAL BANK,
                              Administrative Agent, LC Issuer and Lender

                              By:
                                 --------------------------------------
                                    Terrence Ronan, Managing Director

                              FIRST UNION NATIONAL BANK, Lender

                              By:
                                 --------------------------------------
                                    Robert R. Wetteroff, Sr. Vice Pres.

                              BANK OF AMERICA, N.A., Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              BANK ONE, NA (MAIN OFFICE CHICAGO),
                              Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              FORTIS CAPITAL CORP., Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              U.S. BANK NATIONAL ASSOCIATION, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              BANK OF SCOTLAND, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                             By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              THE BANK OF NOVA SCOTIA, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              CREDIT AGRICOLE INDOSUEZ, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              TORONTO DOMINION (TEXAS), INC., Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              SOUTHWEST BANK OF TEXAS, N.A., Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              UNION BANK OF CALIFORNIA, N.A., Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              COMERICA BANK-TEXAS, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              BNP PARIBAS, Lender

                              By:
                                 --------------------------------------
                                   Name:
                                   Title:

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              HELLER FINANCIAL, INC., Lender

                              By:
                                 --------------------------------------
                                   Name:
                                   Title:

                              THE TORONTO-DOMINION BANK,
                              Canadian Administration Agent

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              THE TORONTO-DOMINION BANK, Lender

                              By:

                                 --------------------------------------
                                    Name:
                                    Title:

                              BANK OF AMERICA CANADA, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              BNP PARIBAS (CANADA), Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              By:

                                 --------------------------------------
                                    Name:
                                    Title:

                              HELLER FINANCIAL CANADA, LTD., Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              PILGRIM PRIME RATE TRUST
                              PILGRIM SENIOR INCOME FUND
                              ML CLO XX PILGRIM AMERICA (CAYMAN)
                               LTD.
                              PILGRIM CLO 1999 - 1 LTD.
                              SEQUILS - PILGRIM I, LTD.
                              PILGRIM AMERICA HIGH INCOME
                               INVESTMENTS LTD.
                              ML CLO XII PILGRIM AMERICA (CAYMAN)
                               LTD., each a Lender
                              By:  ING Pilgrim Investments, LLC,
                                    as its investment manager

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              MORGAN STANLEY DEAN WITTER PRIME
                               INCOME TRUST, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              FLAGSHIP CLO-2001-1, Lender
                              By:  Flagship Capital Management, Inc.

                              By:
                                 --------------------------------------
                                    Title:

                              FLAGSHIP CLO II, Lender

                              By:
                                 --------------------------------------
                                    Title:

                              ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                              NEMEAN CLO, LTD., each a Lender
                              By:  ING Capital Advisors LLC,
                                    as Investment Manager

                              By:
                                 --------------------------------------
                                    Title:

                              ALLSTATE LIFE INSURANCE COMPANY
                              AIMCO CDO SERIES 2000-A, each a Lender

                              By:
                                 --------------------------------------
                                    Name:

                              By:
                                 --------------------------------------
                                    Name:
                              Its Authorized Signatories

                              TYLER TRADING, INC., Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              FIDELITY ADVISOR SERIES II: FIDELITY
                              ADVISOR FLOATING RATE HIGH INCOME FUND VARIABLE INSURANCE PRODUCTS FUND II:
                              ASSET MANAGER PORTFOLIO, each a Lender

                              By:
                                 --------------------------------------
                                    Title:

                              TRYON CLO LTD. 2000-I
                              ELC (CAYMAN) LTD. 1999-II
                              APEX (IDM) CDO I, LTD., each a Lender

                              By:
                                 --------------------------------------
                                    Title:

                              EMERALD ORCHARD LIMITED, Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

TERM-B LENDERS:               FLEET NATIONAL BANK, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:


                              KZH ING-1 LLC, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:


                              KZH ING-3 LLC, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:


                              THE SUMITOMO TRUST & BANKING CO.,
                              LTD. NEW YORK BRANCH

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:


                              TORONTO DOMINION (TEXAS), INC.

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              KZH CNC LLC, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:


                              KZH WATERSIDE LLC, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:


                              KZH PONDVIEW LLC, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                              KZH HIGHLAND-2 LLC, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:


                              KZH PAMCO LLC, Term-B Lender

                              By:
                                 --------------------------------------
                                    Name:
                                    Title:

                                 CONSENT AND AGREEMENT

     The undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations, including without limitation the Term-B Loans, arising under or in connection with the Notes, including without limitation the Term-B Notes, are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated May 4, 2001 made by it for the benefit of Administrative Agent and Lenders, and (iv) expressly acknowledges and agrees that the undersigned guarantees all indebtedness, liabilities and obligations, including without limitation the Term-B Loans, arising under or in connection with any and all Notes, including without limitation the Term-B Notes, pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                              PLAINS MARKETING CANADA LLC

                              By:  Plains Marketing, L.P., its sole member

                                    By:  Plains Marketing GP Inc.,
                                         its general partner

                                    By:   /s/ Phil Kramer
                                       ------------------------------------
                                         Phil Kramer, Exec. Vice President